Indemnification agreement


May 25, 2001
U.S./ACE Security Laminates, Inc.
A Delaware Corporation
1750 E Ocean Blvd, Ste. 1112
Long Beach, CA 90802
        -and-
ACE Security Laminates International, Inc.
St. Georges House
31A Street
Georges Road, Leyton
London E105Rh, U.K.
     -and-
Brian Deede
1750 E. Ocean Blvd, Ste 1112
Long Beach, CA  90802
     -and-
Randall D. Brasmer
14611 Admiralty Way #H103
Lynnwood, WA  98037

Gentlemen:

     In consideration of and in order to enhance U.S./ACE Security Laminates, Inc. and ACE Security Laminates International, Inc Brian Deede and Randall D.
Brasmer. hereinafter referred to as "USACE" ,for the return of the Shares originally issued to Ace Security Laminates International, Inc. by OmniNet Media.Com, Inc., a Nevada corporation and acknowledging Ace Security Laminates International, Inc. will rely upon the subject matter of this letter agreement in consummating return of OmniNet Media.Com, Inc common stock, it is hereby agreed as follows:

     1. Indemnity. Subject to limitations contained in paragraph 2,the undersigned does hereby indemnify and hold harmless USACE to the extent of 100 percent of the liability of USACE by reason of any claim or claims asserted against them based upon the connection with the return of stock pursuant to the Recision Agreement, dated March 14, 2001,accept prior to the date of this Agreement, whether directly or indirectly to any person, entity, or government agency. In computing liability, however there shall be included attorneys' fees and disbursements incurred by USACE in defense of such claim.

     2. Notice; defense of claim; tax rebates. The indemnity described in paragraph 1 is subject to the following limitations:

          (a) Any portion of the USACE Group shall promptly notify the undersigned at 3140 Venture Drive, Las Vegas, NV 89101 (or any other address designated by the company in writing, at any time), as soon as they have knowledge of any inquiry relating to any claim being asserted against any of them by any person, business entity, or United States government agency arising from the return of the shares in question.
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          (b)     All responses to such inquiries and the defense of any such claim shall be conducted by USACE and no action shall be taken by any party with respect to any such claim or inquiry without the consent of the undersigned. If however the parties cannot agree with respect to the defense of any such claim they shall immediately refer such defense to their legal counsel. The decision of any firm accepting the referral of such defense in accordance with this paragraph shall be conclusive and binding upon the parties. If none of the law firms accepts the referral of such defense, then the opinion of the attorney for the corporation defending such claim shall be controlling, conclusive, and binding upon the parties. Upon retention of any attorney by USACE to defend any claim or claims, and upon the retaining of any bill by such attorney to USACE for fees and/or disbursements and expenses, upon presentation of proof of such bill by USACE, as the case may be, the undersigned agrees to immediately pay to such corporation 100 percent of such fees, disbursements, and expenses with respect to each such bill. If the undersigned fails to make such payment, he shall not have the right set forth in this subparagraph (b) to be consulted or to give his consent or objection with respect to the defense of any such claim, and consent of the undersigned shall not be required with respect to the defense of any such claim. It shall, nevertheless, be the obligation of the undersigned, pursuant to this Agreement, to pay to USACE 100 percent of the attorneys' fees and disbursements as above set forth as part of the obligation of this Indemnification Agreement, when paid by such corporation.

     (c) If as a result of any payment of such claim and/or fees and disbursements, USACE shall benefit under the applicable provisions of the Internal Revenue Code or of state and local tax statutes, from any deduction permitted under the Code and/or statues for the payment of any claims, fees and/or disbursements, then USACE as the case may be, shall refund to OmniNet Media.com, Inc. 100 percent of such benefit upon the final determination thereof. The benefit shall be determined in accordance with generally accepted accounting principles by the corporations' regular independent certified public accountant. The corporations shall not be required to disclose to OmniNet Media.com, Inc. any financial information relating to USACE, except as required by law. The parties shall accept the accountant's determination as binding, conclusive, and controlling. The fact that OmniNet Media.com, Inc. may be entitled to such refund after calculation of any tax benefit realized or to be realized by the corporation shall not be a condition precedent to the payment by the undersigned of any sum required to be paid pursuant to paragraph 1 or 2 of this Agreement.

     5. Governing law. This Agreement shall be deemed to be made in the State of Nevada and shall be governed by the laws thereof.

     6. Miscellaneous provisions. This Agreement shall be binding and conclusive upon the respective parties and their successors, heirs, assigns, executors, administrators, and legal representatives, and shall not be modified unless in writing and signed by all of the parties in the same manner as this Agreement is executed.



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Agreed to and Accepted:

                                   OMNINET MEDIA.COM, INC
                                   A Nevada Corporation


                                   /s/ Don A Stffens
                                   By:  Don A. Steffens, President



U.S. ACE SECURITY LAMINATES, INC


/s/ James A Graves
By:  James A. Graves, Secretary/Director
     And

ACE SECURITY LAMINATES INTERNATIONAL, INC.


/s/
By:

     And

/s/ Brian Deede
Brain Deede

     And

/s/ Randall D Brasmer
Randall D. Brasmer


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